3rd Quarter 2020 Results Investor Presentation Exhibit 99.2

Cautionary Statements This presentation contains forward-looking statements, as defined by federal securities laws, including, among other forward-looking statements, certain plans, expectations and goals. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward-looking statements. The forward-looking statements in this presentation are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements, including, without limitation, the following: general competitive, economic, political and market conditions and fluctuations; movements in interest rates and our expectations regarding net interest margin; expectations on credit quality and performance; legislative and regulatory changes; the impact of the COVID-19 pandemic on the general economy, our customers and the allowance for loan losses; the benefits that may be realized by our customers from government assistance programs and regulatory actions related to the COVID-19 pandemic; competitive pressures on product pricing and services; the cost savings and any revenue synergies expected to result from acquisition transactions, which may not be fully realized within the expected timeframes if at all; the success and timing of other business strategies; our outlook and long-term goals for future growth; and natural disasters, geopolitical events, public health crises and other catastrophic events beyond our control. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended, and its subsequently filed periodic reports and other filings. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements.

Risk Management Operating Strength Diversification Entered pandemic in position of strength and forward momentum: Well capitalized Strong liquidity and continued funding opportunities Premier Southeastern markets Historically top quartile return on assets (>1.50% ROA for 2019) Disciplined rate cuts on funding side while growing core deposits Focus on expense control and improved operating efficiency Culture of Discipline Geographic Diversification Balance Sheet Diversification: CRE concentrations are moderate and forecast to decline Diversified loan portfolio across geography and product lines No direct credit exposure to energy sector – only indirect exposure via loans to C-store operators

3rd Quarter 2020 Financial Results

Earnings Summary – Adjusted Basis (dollars in thousands, except per share data) Quarter to Date Results Year To Date Results 3Q20 3Q19 Change 2020 2019 Change Adjusted Net Income $ 116,879 $ 68,539 71% $ 198,507 $ 156,336 27% Adjusted Net Income Per Share $ 1.69 $ 0.98 72% $ 2.86 $ 2.85 0% Adjusted Return on Assets 2.35% 1.57% 50% 1.39% 1.55% -10% Adjusted Return on TCE 30.53% 18.95% 61% 17.84% 18.87% -5% Net Interest Margin 3.64% 3.84% -5% 3.72% 3.89% -4% Adjusted Efficiency Ratio 47.34% 57.25% -17% 52.00% 55.70% -7% Adjusted Net Overhead Ratio -0.12% 1.14% -111% 0.73% 1.30% -44%

3Q 2020 Operating Highlights Net income of $116.1 million, or $1.67 per diluted share Adjusted net income of $116.9 million, or $1.69 per diluted share Growth in adjusted total revenue of $30.0 million, or 10.2% when compared with 2Q20 Adjusted efficiency ratio of 47.34%, compared with 51.08% in 2Q20 Adjusted ROA of 2.35%, compared with 0.89% in 2Q20 Adjusted ROTCE of 30.53%, compared with 11.66% in 2Q20 Net interest margin of 3.64%, compared with 3.83% in 2Q20 TBV increased $1.56 per share to $22.46 per share compared with $20.90 at 2Q20 Non-performing assets of 0.82% of total assets, compared with 0.59% at 2Q20

2020 YTD Operating Highlights Net income of $167.7 million, after pre-tax provision for credit losses of $146.9 million Adjusted net income of $198.5 million, or $2.86 per diluted share Growth in adjusted total revenue of $350.4 million, or 71.3% when compared with YTD 2019 Adjusted efficiency ratio of 52.00%, compared with 55.70% for YTD 2019 Adjusted ROA of 1.39%, compared with 1.55% for YTD 2019 Adjusted ROTCE of 17.84%, compared with 18.87% for YTD 2019 Net interest margin of 3.72%, compared with 3.89% for YTD 2019 Total loan growth of $2.1 billion including PPP loans; Organic loan growth of 11.0% annualized, excluding PPP loans Improvement in deposit mix such that noninterest bearing deposits represent 36.79% of total deposits, up from 29.94% at 4Q19

Operating Highlights Asset growth is materially impacted in 3Q19 by the acquisition of Fidelity Bank Adjusted Operating Expenses exclude merger related charges, restructuring charges, natural disaster and pandemic charges, expenses related to SEC and DOJ investigation and (gain) loss on sale of premises Adjusted Efficiency ratio is Adjusted Operating Expenses divided by Net Interest Income (TE) plus Non-Interest Income, excluding gain/loss on securities, gain on BOLI proceeds and servicing right impairment/recovery (dollars in thousands) For the quarter For the year to date period 3Q20 3Q19 2020 2019 Asset Growth (1) 1,222 5,874,941 1,631,272 6,320,762 Asset Growth Rate 0.02% 197.65% 11.92% 73.65% Organic Loan Growth 440,436 282,928 2,125,117 846,906 Organic Loan Growth Rate 12.15% 12.90% 22.10% 13.75% Organic Loan Growth Ex. PPP 400,297 282,928 1,059,939 846,906 Organic Loan Growth Rate Ex. PPP 11.91% 12.90% 11.05% 13.75% Total Revenue 321,556 225,762 808,654 492,815 Total Revenue Growth 51.66% 259.70% 64.09% 48.54% Adjusted Operating Expenses (2) 153,045 126,650 437,889 273,869 Adjusted OPEX Growth 8.69% 276.13% 59.89% 43.46% Adjusted Efficiency (3) 47.34% 57.25% 52.00% 55.70%

Total Revenue Spread Revenues Quarterly growth in average earning assets of $595.1 million, or 3.4%, from 2Q20 to 3Q20 Net Interest Margin of 3.64% in 3Q20, compared with 3.83% in 2Q20, and 3.70% in 1Q20 Decrease in margin in challenging rate environment due to declines in production yields and accretion income from payoffs Downward repricing on deposits lowered cost of interest-bearing deposits 11bps during the quarter Noninterest Income Mortgage banking Revenue increased $85.6 million, or 161.4%, in 3Q20 compared with 3Q19 Production increased $1.11 billion, or 61.0%, over the same period. SBA revenues – gain on sale income increased 108.6% from 3Q19 as focus returned to existing pipeline from PPP production.

Net Interest Margin Loan Production Details Period Fixed Rate Variable Rate Total 3Q20 $ 474.9 3.78% $ 394.1 4.27% $ 869.0 4.00% 2Q20 $ 275.4 3.88% $ 196.7 4.55% $ 472.1 4.16% 1Q20 $ 481.5 4.37% $ 436.9 4.75% $ 918.4 4.55% Spread Income and Margin: Average earning assets were up $595.1 million, while spread income decreased $1.2 million Margin down 19bps from 2Q20 and 6bps from 1Q20 Decrease in accretion income due to decline in payoffs compared with 2Q20 PPP income of $7.9 million Deposit costs decreased by 9bps Growth in noninterest bearing deposits during the second quarter such that noninterest bearing deposits are over 36% of total deposits at quarter end Accretion income as a part of our revenues: 2.8% of revenue in 2020 YTD 2.8% of revenue in 2019 2.6% of revenue in 2018 2.9% of revenue in 2017

Expenses Steady, Adjusted Operating Expenses(1) OPEX Highlights: 1 – Adjusted Operating Expenses exclude merger and conversion costs, executive retirement benefits, restructuring charges related to branch consolidation plan and efficiency initiatives, natural disaster and pandemic expenses, expenses related to SEC and DOJ investigation and (gain) loss on sale of premises. Total adjusted operating expenses increased $3.3 million in 3Q20 compared with 2Q20 all due to lines of business and was more than offset by revenue growth in those businesses Excluding lines of business, core operating expenses decreased $783,000 in 3Q20 Increase in lines of business operating expenses is due to increased variable costs (primarily incentives) driven by increased production and revenue levels $5.1 million increase in retail mortgage $815,000 decrease in SBA related to PPP overtime and incentives in 2Q20 Continue to drive expense control behaviors throughout the Company to fund future technology and innovation costs: Identified 8 branches which closed on October 1, 2020 One additional branch closure pending Determined 2 branches to be drive thru only post-COVID

Capital and TBV Consistent Growth in TBV Steady Capital Levels Support Growth Rate Historically, consistent growth in TBV TBV increased $1.56 per share in 3Q20: $1.52 from retained earnings $0.04 from all other items including treasury stock transactions TBV negatively impacted $0.82 by adoption of CECL in 1Q20 TCE / TA at quarter end of 8.27%, up from 7.70% at the end of 2Q20 primarily due to retained earnings 3Q20 Adjusted ROTCE of 30.53%

Loan Diversification and Credit Quality

Diversified Loan Portfolio 3Q20 Loan Portfolio Loan portfolio is well-diversified across all loan types C&I loans represent the largest category of loans PPP loans totaled $1.10 billion at 3Q20, which added ~6% to this category Only 11% of total loans are construction or A&D loans Average loan size is $66.9 thousand across all loan types CRE and C&D concentrations are 247% and 79%, respectively, at September 30, 2020 Linked-quarter EOP loan growth was $440.4 million, which equates to an annualized growth of 12.1%

Diversified Loan Portfolio In-house lending limit is $50.0 million versus our legal lending limit of $529.6 million Largest commitment of $100.0 million represents Mortgage Warehouse Guidance Line of Credit comprised of well diversified, individual mortgage loans Largest commercial loan is $60.4 million total committed exposure that is fully secured by cash in Ameris Total participations purchased are less than 1% of outstanding balances Relationship Groupings Total Committed Exposure (MM's) % of Total Legacy (FIS) Portfolio Top 25 Relationships $ 1,562.7 8.9% Top 50 Relationships $ 2,457.2 14.0% Top 100 Relationships $ 3,808.7 21.6% Top 250 Relationships $ 5,977.1 34.0% Top 300 Relationships $ 6,406.9 36.4%

COVID-19 Response 3Q20 COVID-related Payment Extensions As a % of Portfolio Volume Our COVID-19 disaster program included an initial payment extension for up to 90-days. A second, 90-day extension was available for customers that continued to be impacted by the pandemic. Through October 15, 2020, we had provided payment relief to > 11,000 customers totaling $2.71 billion across all loan products, which equated to 20% of Total Loans, excluding PPP loans Customers who had resumed pre-COVID payments totaled $2.06 billion, or 76% of total deferrals Customers that remain on deferral totaled $646.4 million, which equated to < 5% of Total Loans SBA’s Paycheck Protection Program – we extended loans to 8,783 customers totaling $1.10 billion Of the total PPP loans, 4,807 loans (55% of total) for $99.0 million were < $50,000, which is currently the SBA’s threshold for the streamlined PPP forgiveness process Updated as of: 44104 SBA Fee Category Count Dollars Approved (MM's) Avg Size (M's) Loan Size Category Count Dollars Approved (MM's) Avg Size (M's) NAICS Code Total (MM's) % of Total NAICS Description 0.01 36 $123 $3,416 < $50M 4,807 $99 $20.6 722511 $54 4.9% Full-Service Restaurants 0.03 607 $447.9 $737.8 $50M - $150M 2,347 $205.3 $87.5 541110 $46 4.2% Offices of Lawyers 0.05 8,140 $526.29999999999995 $64.7 $150M - $500M 1,205 $314.3 $260.89999999999998 621111 $42.8 3.9% Offices of Physicians (except Mental Health Specialists) Totals 8,783 $1,097.1999999999998 $124.9 $500M - $2MM 388 $355.6 $916.4 238220 $35.4 3.2% Plumbing, Heating, and Air-Conditioning Contractors > $2MM 36 $123 $3,416 721110 $29.1 2.7% Hotels (except Casino Hotels) and Motels Totals 8,783 $1,097.2 $124.9 722513 $24 2.2% Limited-Service Restaurants 813110 $23.5 2.1% Religious Organizations 236115 $20.7 1.9% New Single-Family Housing Construction (except For-Sale Builders) 238210 $19.899999999999999 1.8% Electrical Contractors and Other Wiring Installation Contractors 611110 $19.7 1.8% Elementary and Secondary Schools Total Top 10 $315.09999999999997 0.28718556325191391 Total PPP $1,097.2

Allowance for Loan Losses The ALLL totaled $231.9 million at 9/30/20, a net increase of $23.1 million, or 11% from 6/30/20 The reserve for unfunded commitments totaled $27.4 million, a decrease of $10.1 million, or 27% from 6/30/20 3Q20 provision expense totaled $17.7 million, primarily the result of Q-Factor overlays to the 3Q forecast model update, which accounted for an increase in the ALLL of $39.8 million The 9/30/20 ALLL equated to 1.55% of Gross Loans and 1.67%, net of PPP Loans Reserve against accrued interest on COVID-related payment deferrals established at $1.1 million 3Q20 CECL Reserve Updated as of: 44104 ALLL Summary Reserve Change due to Loan Growth ALLL at 6/30/2020 Loan Growth Net Charge-Offs Specific Reserves Q-Factor Changes Model Changes ALLL at 9/30/2020 6/30/2020 Portfolio x PPP % LLR 9/30/2020 Portfolio x PPP % LLR Change Reserve impact 3Q20 Allowance Coverage Outstanding Balance (MM's) ALLL (MM's) % ALLL 3Q20 Allowance Coverage Outstanding Balance (MM's) ALLL (MM's) % ALLL Agriculture $1.8 $0.14785631517960585 $0 $0.6 $0 $-0.34785631517960591 $2.2000000000000002 $241.5 7.4534161490683228E-3 $258.89999999999998 8.4974893781382781E-3 $17.399999999999977 $0.14785631517960585 Gross Loans $14,943.6 $231.9 1.5518348992210712E-2 Gross Loans $14,943.6 $231.9 1.5518348992210712E-2 CFIA $9.5 $1.4320987654320989 $-1.2 $1.5 $0 $3.8679012345678991 $15.1 $2,214.1999999999998 4.2904886640773195E-3 $2,446.1999999999998 6.17283950617284E-3 $232 $1.4320987654320989 less: PPP Loans $-1,097.2 Unfunded Commitments $2,599.9 $27.4 1.0538866879495365E-2 Real Estate - Investor CRE $113.4 $10.688138578978283 $-1.9000000000000001 $5.9 $22.1 $-25.68813857897829 $124.5 $4,670.3999999999996 2.4280575539568347E-2 $5,109 2.4368761009982386E-2 $438.60000000000036 $10.688138578978283 Net Loans $13,846.4 $231.9 1.6748035590478393E-2 Total Loans + Unfunded $17,543.5 $259.3 1.4780402998261465E-2 Real Estate - Owner Occupied $23.1 $-1.0756163248394448 $0 $-0.6 $0 $-3.7243836751605564 $17.7 $1,536.1 1.5038083458108198E-2 $1,448.1 1.2222912782266419E-2 $-88 $-1.0756163248394448 Unfunded Commitments $2,599.9 $27.4 1.0538866879495365E-2 Real Estate - Residential $29.3 $1.2572087449157465 $0.1 $0.4 $17.7 $-1.6572087449157422 $47.1 $2,680.1 1.0932427894481549E-2 $2,753.6 1.7104880883207437E-2 $73.5 $1.2572087449157465 Total Loans + Unfunded $17,543.5 $259.3 1.4780402998261465E-2 Consumer $23.4 $-3.2090746695248309 $-0.59999999999999987 $0 $0 $-0.19092533047516724 $19.399999999999999 $1,304.8 1.7933782955242183E-2 $1,119.5999999999999 1.7327617006073597E-2 $-,185.20000000000005 $-3.2090746695248309 US Premium Finance $8.3000000000000007 $-0.1767759178506125 $0 $-0.7 $0 $-1.5232240821493876 $5.9 $732.2 1.1335700628243649E-2 $710.9 8.299338866225912E-3 $-21.300000000000068 $-0.1767759178506125 Other $0 $0 $0 $0 $0 $0 $0 Inc / (Dec) $0 0 $0 0 $0 $0 $208.80000000000004 $9.0638354922908455 $-3.5999999999999996 $7.1000000000000005 $39.799999999999997 $-29.263835492290848 $231.9 $23.099999999999966 $13,379.3 1.5606197633657969E-2 $13,846.300000000001 1.6748156547236444E-2 $467.00000000000023 $9.0638354922908455 Unfunded Commitments $37.5 $0 $0 $0 $0 $-10.100000000000001 $27.4 $-10.100000000000001 PPP $1,080 $1,097.2 Other Loans $48.8 $0 $14,508.99999999999 $14,943.500000000002 1.5518452839027001E-2 ALLL at 6/30/2020 Loan Growth Net Charge-Offs Specific Reserves Q-Factor Changes Model Changes ALLL at 9/30/2020 $208.80000000000004 $9.0638354922908455 $-3.5999999999999996 $7.1000000000000005 $39.799999999999997 $-29.263835492290848 $231.9

NPA / Charge-Off Trend Non-Performing Assets (“NPA”) increased to $163.4 million at 3Q20, primarily as a result of: $18.7 million increase in hotel nonaccrual loans Increase in portfolio mortgage nonaccrual loans, the majority of which had expired deferral programs Offset by a $8.2 million decrease in 90+ day accruing past due loans in USPF. As a percentage of Total Assets, Total NPAs increased to 0.82%. Net Charge-Offs (“NCO”) totaled $3.6 million in 3Q20, which equated to an annualized NCO ratio of 0.10%. YTD NCOs totaled $17.1 million, which equated to an annualized NCO ratio of 0.17%.

Investor CRE Loans > 94% of CRE loans are concentrated within our four-state footprint, primarily in the Bank’s primary MSAs of Atlanta, Jacksonville, Orlando, Tallahassee, Columbia, Savannah and Charleston Loans outside the Bank’s footprint are generally acquired loans or SBA guaranteed Updated as of: 44104 Exlcudes Service Director CONST Loans Investor CRE Portfolio (CRE, MULTI, CONST) Investor CRE by MSA Loan Type Outstanding (MM's) % NPL % PD Avg Size Commitment (000's) MSA Outstanding (MM's) % of Total Construction Loans: Atlanta GA $1,612 0.32176933210906622 RRE - Spec & Models $266.8 4.8999999999999998E-3 2.2000000000000001E-3 $399.1 Jacksonville FL $735.2 0.14675236536388678 RRE - Presold $203.8 1.12E-2 2.8E-3 $259.39999999999998 Orlando FL $287.60000000000002 5.7% RRE - Subdivisions $44.6 0 0 $1,462.1 Charleston SC $247 4.9% RRE - Lots & Land $87.7 1.2200000000000001E-2 2.9999999999999997E-4 $127.4 Tallahassee FL $144.4 2.9% Sub-Total RRE Construction $602.90000000000009 7.7000000000000002E-3 1.9E-3 $293.2 Columbia SC $137.5 2.7% CML - Improved $841.4 0 0 $7,326.1 Savannah GA $141.69999999999999 2.8% CML - Raw Land & Other $85.2 1.5100000000000001E-2 1.32E-2 $328.8 Tampa FL $122.8 2.5% Sub-Total CRE Construction $926.6 1.4E-3 1.1999999999999999E-3 $3,331.8 Greenville SC $132.69999999999999 2.6% Total Construction Loans $1,529.5 3.8999999999999998E-3 1.5E-3 $690.7 All Other MSAs $774.6 0.15461695077647811 Non-MSAs w/in Footprint $404.3 8.7% Term Loans: Other Markets $270 5.4% Office $698.6 2.0000000000000001E-4 3.3E-3 $1,399.4 Grand Total $5,009.8 100.0% Retail (inc Single-Tenant) $535.29999999999995 2.3E-3 0 $1,005.6 Hotels / Motels $507.7 3.8699999999999998E-2 0 $3,047 Strip Center, Anchored $365.5 0 0 $4,915.2 Multi-Family $332.7 5.9999999999999995E-4 0 $2,084.4 Warehouse / Industrial $317.3 4.7999999999999996E-3 0 $1,247.5999999999999 Strip Center, Non-Anchored $300.60000000000002 0 1.29E-2 $1,842.1 Assisted Living Facilities $175.6 0 0 $4,347 Mini-Storage Warehouse $141.5 1.1000000000000001E-3 0 $1,718.9 Misc CRE (Church, etc) $95.4 2.9999999999999997E-4 3.0999999999999999E-3 $860.2 Other $10.199999999999999 0 0 $270.89999999999998 Sub-Total CRE Term Loans $3,480.4 6.6E-3 1.9E-3 $1,654 Grand Total Investor CRE Loans $5,009.8999999999996 5.7999999999999996E-3 1.8E-3 $1,044.5999999999999

Hotel Exposure Hotel exposure totaled $583.3 million at 9/30/20, or 4.2% of Total Loans (excluding PPP loans). Approximately 11% of total committed exposure guaranteed by US Government Agencies (SBA or USDA) Top-Tier brands represent > 75% of exposure. All National brands totaled > 95% of committed balances. Over 75% of exposure located within the Bank’s primary MSAs Due to continued stress in the Hotel sector, evidenced by low occupancies and ADRs, ~$140.0 million was added to the Bank’s Watch List in 3Q. In addition, new TDRs of $74.3MM were created due to extended payment deferral periods 3.87% of loans were non-performing at 9/30/20 As of 10/15/20, $248.6 million, or 43% of outstanding loans remained under some form of payment deferral Hotels by Product # $$ Committed Balance (MM's) $$ Outstanding (MM's) $$ Avg Committed Balance (M's) Term CRE 118 $465.3 $461.8 $3.9432203389830511 In-Process Construction 8 $101.1 $60.9 $12.637499999999999 Government Guaranteed (SBA, USDA) 58 $70.400000000000006 $60.6 $1.2137931034482761 Totals 184 $636.79999999999995 $583.30000000000007 $3.4608695652173909 TCE Hotel Portfolio by Brands # Net FMV TCE Avg FMV Avg TCE $$ GGL % GGL National Economy 67 $120.3 $121.6 $1.7955223880597015 $1.8149253731343282 24.7 0.203125 Non-Flagged 43 $30.3 $30.7 $0.70465116279069773 $0.71395348837209305 3.2 0.10423452768729642 Top Tier 74 $432.8 $484.4 $5.8486486486486484 $6.5459459459459453 42.6 8.7943848059455001E-2 Grand Total 184 $583.4 $636.69999999999993 $3.1706521739130435 $3.4603260869565213 $70.5 0.11072718705826921 Top Tier + Nat Eco $606% 0.9517826291817183 MSA # Net FMV TCE Avg FMV Avg TCE Atlanta, GA 23 $125.5 $144.1 $6.2652173913043478 $6.2652173913043478 Jacksonville, FL 17 $84.9 $103.8 $6.1058823529411761 $6.1058823529411761 Orlando, FL 14 $72 $72.099999999999994 $5.1499999999999995 $5.1499999999999995 Columbia, SC 4 $44.7 $44.7 $11.175000000000001 $11.175000000000001 Tampa, FL 4 $27.5 $27.6 $6.9 $6.9 Savannah, GA 17 $24.3 $24.8 $1.4588235294117649 $1.4588235294117649 All Other MSAs 26 $98.2 $102.4 $3.9384615384615387 $3.9384615384615387 No MSA 79 $106.3 $117.2 $1.4835443037974685 $1.4835443037974685 Grand Total 184 $583.4 $636.70000000000005 $3.4603260869565218 $3.4603260869565218

Commercial Real Estate Production 3Q20 Commercial Real Estate Production Summary: 3Q20 Construction and Development Loan Production Summary: 3Q20 production of C&D and CRE loans - $711.7 million committed exposure Residential Real Estate Construction: Spec & model to pre-sold ratio of 0.6:1 RRE construction portfolio global spec to pre-sold ratio was 1.3:1 Total spec loans at low average loan size of $233.2 thousand Investor CRE 3Q20 production: Production totaled $455.9 million in 3Q20, a 48% increase over 2Q20 production Weighted Average 1.66:1 debt service coverage Weighted Average 61.5% loan/value Updated as of: 44104 Production New CRE Guaranty Structure Loan Type Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* Guaranty Structure Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* From Super Trial Office $89.9 $110.7 1.58 0.65849999999999997 Full Guaranty $91.9 $129.19999999999999 1.69 0.61560000000000004 Mortgages $,147,464,192.15000004 Multi-Family $57.5 $106.9 1.57 0.61519999999999997 Non-Recourse $199.7 $224.9 1.67 0.60370000000000001 Legacy $,459,718,466.91000158 Retail (inc Single-Tenant) $72.8 $87.4 1.56 0.64039999999999997 Burn Down Guaranty $7.5 $24.9 1.54 0.74250000000000005 USPF $,335,157,748.60000122 Strip Center, Anchored $58 $85.4 1.86 0.54220000000000002 Burn Off Guaranty $9.5 $40.700000000000003 1.74 0.5605 WHSE $,762,348,700.35000002 Warehouse / Industrial $34.6 $36.9 1.45 0.58409999999999995 Limited Guaranty - By % $25.9 $30.5 1.41 0.67869999999999997 PPP $1,081,981,766.5899999 Strip Center, Non-Anchored $14.7 $14.7 1.88 0.62790000000000001 Exempt / Direct Debt $4.2 $4.2 1.99 0.54700000000000004 INST Purchases $33,943,722.500000075 Mini-Storage Warehouses $4.5 $4.7 1.39 0.68010000000000004 Limited Guaranty - By $$ $0 $0 0 0.0% Misc CRE (Church, etc.) $2.4 $2.4 5.68 100.0% Total CRE Loans $338.7 $454.4 1.66 0.61529999999999996 $2,820,614,597.1000028 Other CRE Types $5 $6.8 2.85 0.48399999999999999 Total CRE Loans $339.4 $455.89999999999992 1.66 0.61529999999999996 *Based on the average of all loans in that category > $250M Committed Exposure *Based on the average of all loans in that category > $250M Committed Exposure New C&D Loan Type Outstanding (MM's) Committed Exposure (MM's) Avg Size Commitment (000's) RRE Construction - Pre-Sold $60.2 $150.6 $232.1 RRE Construction - Spec $30.9 $93.3 $233.2 A&D, RRE Lots, Other Land Loans $7.5 $9.6 $224.3 RRE Construction - Model $0.9 $2.2999999999999998 $289.8 Total Construction Loans $99.5 $255.79999999999998 $232.6 Updated as of: 44104 Production New CRE Guaranty Structure Loan Type Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* Guaranty Structure Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* From Super Trial Office $89.9 $110.7 1.58 0.65849999999999997 Full Guaranty $91.9 $129.19999999999999 1.69 0.61560000000000004 Mortgages $,147,464,192.15000004 Multi-Family $57.5 $106.9 1.57 0.61519999999999997 Non-Recourse $199.7 $224.9 1.67 0.60370000000000001 Legacy $,459,718,466.91000158 Retail (inc Single-Tenant) $72.8 $87.4 1.56 0.64039999999999997 Burn Down Guaranty $7.5 $24.9 1.54 0.74250000000000005 USPF $,335,157,748.60000122 Strip Center, Anchored $58 $85.4 1.86 0.54220000000000002 Burn Off Guaranty $9.5 $40.700000000000003 1.74 0.5605 WHSE $,762,348,700.35000002 Warehouse / Industrial $34.6 $36.9 1.45 0.58409999999999995 Limited Guaranty - By % $25.9 $30.5 1.41 0.67869999999999997 PPP $1,081,981,766.5899999 Strip Center, Non-Anchored $14.7 $14.7 1.88 0.62790000000000001 Exempt / Direct Debt $4.2 $4.2 1.99 0.54700000000000004 INST Purchases $33,943,722.500000075 Mini-Storage Warehouses $4.5 $4.7 1.39 0.68010000000000004 Limited Guaranty - By $$ $0 $0 0 0.0% Misc CRE (Church, etc.) $2.4 $2.4 5.68 100.0% Total CRE Loans $338.7 $454.4 1.66 0.61529999999999996 $2,820,614,597.1000028 Other CRE Types $5 $6.8 2.85 0.48399999999999999 Total CRE Loans $339.4 $455.89999999999992 1.66 0.61529999999999996 *Based on the average of all loans in that category > $250M Committed Exposure *Based on the average of all loans in that category > $250M Committed Exposure New C&D Loan Type Outstanding (MM's) Committed Exposure (MM's) Avg Size Commitment (000's) RRE Construction - Pre-Sold $60.2 $150.6 $232.1 RRE Construction - Spec $30.9 $93.3 $233.2 A&D, RRE Lots, Other Land Loans $7.5 $9.6 $224.3 RRE Construction - Model $0.9 $2.2999999999999998 $289.8 Total Construction Loans $99.5 $255.79999999999998 $232.6

C&I Loans US Premium Finance 3Q20 production statistics: Mortgage Warehouse Division funded $4.5 billion in 3Q20, a 125% increase over 3Q19 YTD, total loans funded were $9.9 billion 3Q20 Statistics: Total approved guidance lines = $1.4 billion Average days on line = 15 days No losses since 2016 21 Updated as of: 44104 USPF Production CFIA Loans Current Year Loan Type Outstanding (MM's) % of Portfolio % NPL % PD Avg Loan Size (000's) 3Q20 Rolling 12-mos Avg of Workdays from Trailing: 12 Months MTD QTD YTD PPP Loans $1,097.999999999999 0.30858155429921524 0 0 $124.9 New Production ($MM's) $332.4 $1,656.7 Average AR ,717,954,656.8634961 ,742,372,134.91499996 ,742,372,134.91499996 ,725,597,459.97231972 Mortgage Warehouse / MSR $995.9 0.2801170084099795 0 0 $9,576.4 Weighted-Avg Down Payment 0.22800000000000001 0.22500000000000001 Total AF 1,656,798,192.950001 15,618,091.290000003 15,618,091.290000003 1,292,929,777.9700012 US Premium Finance $717.2 0.20172699912806236 5.3E-3 1.38E-2 $10.3 Weighted-Avg # Instalments 9.6 9.6999999999999993 Total Units 99,590 919 919 79,156 Equipment $149.9 4.2% 1.2E-2 2E-3 $64.7 Avg Loan Size 16,636.190309770067 16,994.658639825902 16,994.658639825902 16,333.945348046911 Ameris Equipment Finance (AEF) $87.5 2.5% 5.7000000000000002E-3 2.29E-2 $241.1 Wtd Avg DP % 0.22462241420572632 0.22811959013089647 0.22811959013089647 0.22484363979189689 Patriot Capital $75.599999999999994 2.1% 2.5999999999999999E-3 3.1699999999999999E-2 $65.599999999999994 Wtd Avg Maturity (Months) 9.6562668351633416 9.6473357254976193 9.6473357254976193 9.6484391819829654 A/R & Inventory $77.2 2.2% 1.04E-2 1.2999999999999999E-3 $129.9 Avg Daily # of Quotes 782.23809523809518 752.5 752.5 811.14948453608247 Government Guaranteed Lending $44.4 1.2% 0.1014 0 $109.6 Avg Daily AF 6,574,596.37698457 7,809,045.6450000014 7,809,045.6450000014 6,664,586.4843814494 Other $310.5 8.7% 1.32E-2 4.4999999999999997E-3 $181.2 Avg Daily Units 395.19841269841271 459.5 459.5 408.02061855670104 Totals $3,555.2999999999997 100.0% 4.4000000000000003E-3 4.4999999999999997E-3 $41.4 Avg Daily Deposits 6,761,756.6361904768 12,373,179.469999999 12,373,179.469999999 6,827,286.9667525757 Avg Exposure % of AR 3.6518036328025909E-2 5.3660017269930027E-2 5.3660017269930027E-2 3.8328547262585569E-2 C&I Total from page 1 $3,528.2130000000002 Avg Cxld $ Ratio 3.5028591864420304E-2 2.977804239846342E-2 2.977804239846342E-2 3.564948579493659E-2 Avg Cxld Units Ratio 5.0404480683845738E-2 3.5294721335004151E-2 3.5294721335004151E-2 5.1905127671512771E-2 Difference $27.086999999999534 Wtd Avg APR 7.7883439026524268E-2 8.0246783881704753E-2 8.0246783881704753E-2 7.7080662276326858E-2 APP 1.6078432060288347E-2 1.7923196932994739E-2 1.7923196932994739E-2 1.5947544940085615E-2 WA Agent Buy Rate 6.180500696623592E-2 6.2323586948710014E-2 6.2323586948710014E-2 6.1133117336241244E-2 Ameris Wtd Avg Buy Rate 3.8824754794050877E-2 3.4505588673715885E-2 3.4505588673715885E-2 3.7348904837683689E-2 Wtd Avg 6 Mo FHLB Rate 8.6695116990415915E-3 2.5000000000000005E-3 2.5000000000000005E-3 6.1995621066877303E-3 Est. Net Interest Margin % 3.0155243095009283E-2 3.2005588673715883E-2 3.2005588673715883E-2 3.1149342730995958E-2 Average 1 Mo FHLB Rate 8.658730158730147E-3 2.2500000000000003E-3 2.2500000000000003E-3 6.0170103092783518E-3 Updated as of: 44104 USPF Production CFIA Loans Current Year Loan Type Outstanding (MM's) % of Portfolio % NPL % PD Avg Loan Size (000's) 3Q20 Rolling 12-mos Avg of Workdays from Trailing: 12 Months MTD QTD YTD PPP Loans $1,097.999999999999 0.30858155429921524 0 0 $124.9 New Production ($MM's) $332.4 $1,656.7 Average AR ,717,954,656.8634961 ,742,372,134.91499996 ,742,372,134.91499996 ,725,597,459.97231972 Mortgage Warehouse / MSR $995.9 0.2801170084099795 0 0 $9,576.4 Weighted-Avg Down Payment 0.22800000000000001 0.22500000000000001 Total AF 1,656,798,192.950001 15,618,091.290000003 15,618,091.290000003 1,292,929,777.9700012 US Premium Finance $717.2 0.20172699912806236 5.3E-3 1.38E-2 $10.3 Weighted-Avg # Instalments 9.6 9.6999999999999993 Total Units 99,590 919 919 79,156 Equipment $149.9 4.2% 1.2E-2 2E-3 $64.7 Avg Loan Size 16,636.190309770067 16,994.658639825902 16,994.658639825902 16,333.945348046911 Ameris Equipment Finance (AEF) $87.5 2.5% 5.7000000000000002E-3 2.29E-2 $241.1 Wtd Avg DP % 0.22462241420572632 0.22811959013089647 0.22811959013089647 0.22484363979189689 Patriot Capital $75.599999999999994 2.1% 2.5999999999999999E-3 3.1699999999999999E-2 $65.599999999999994 Wtd Avg Maturity (Months) 9.6562668351633416 9.6473357254976193 9.6473357254976193 9.6484391819829654 A/R & Inventory $77.2 2.2% 1.04E-2 1.2999999999999999E-3 $129.9 Avg Daily # of Quotes 782.23809523809518 752.5 752.5 811.14948453608247 Government Guaranteed Lending $44.4 1.2% 0.1014 0 $109.6 Avg Daily AF 6,574,596.37698457 7,809,045.6450000014 7,809,045.6450000014 6,664,586.4843814494 Other $310.5 8.7% 1.32E-2 4.4999999999999997E-3 $181.2 Avg Daily Units 395.19841269841271 459.5 459.5 408.02061855670104 Totals $3,555.2999999999997 100.0% 4.4000000000000003E-3 4.4999999999999997E-3 $41.4 Avg Daily Deposits 6,761,756.6361904768 12,373,179.469999999 12,373,179.469999999 6,827,286.9667525757 Avg Exposure % of AR 3.6518036328025909E-2 5.3660017269930027E-2 5.3660017269930027E-2 3.8328547262585569E-2 C&I Total from page 1 $3,528.2130000000002 Avg Cxld $ Ratio 3.5028591864420304E-2 2.977804239846342E-2 2.977804239846342E-2 3.564948579493659E-2 Avg Cxld Units Ratio 5.0404480683845738E-2 3.5294721335004151E-2 3.5294721335004151E-2 5.1905127671512771E-2 Difference $27.086999999999534 Wtd Avg APR 7.7883439026524268E-2 8.0246783881704753E-2 8.0246783881704753E-2 7.7080662276326858E-2 APP 1.6078432060288347E-2 1.7923196932994739E-2 1.7923196932994739E-2 1.5947544940085615E-2 WA Agent Buy Rate 6.180500696623592E-2 6.2323586948710014E-2 6.2323586948710014E-2 6.1133117336241244E-2 Ameris Wtd Avg Buy Rate 3.8824754794050877E-2 3.4505588673715885E-2 3.4505588673715885E-2 3.7348904837683689E-2 Wtd Avg 6 Mo FHLB Rate 8.6695116990415915E-3 2.5000000000000005E-3 2.5000000000000005E-3 6.1995621066877303E-3 Est. Net Interest Margin % 3.0155243095009283E-2 3.2005588673715883E-2 3.2005588673715883E-2 3.1149342730995958E-2 Average 1 Mo FHLB Rate 8.658730158730147E-3 2.2500000000000003E-3 2.2500000000000003E-3 6.0170103092783518E-3

Ameris Bancorp Press Release & Financial Highlights September 30, 2020